UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 9, 2019
(Date of earliest event reported: September 5, 2019)

REVLON CONSUMER PRODUCTS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One New York Plaza, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2019 Transaction Incentive Program

On August 16, 2019, it was disclosed that MacAndrews & Forbes and Revlon, Inc. (“Revlon” or together with its subsidiaries, including, without limitation, its wholly owned operating subsidiary, Revlon Consumer Products Corporation, the “Company”) have determined to explore strategic transactions involving Revlon and third parties.  The Compensation Committee of Revlon’s Board of Directors has approved a program that will enable the Company to award cash-based and RSU-based retention grants and transaction bonus awards, as well as providing for the accelerated vesting of time-based RSUs and restricted shares following a termination without cause or due to death or disability. The Company’s President and Chief Executive Officer declined an award under the retention program and will receive a transaction bonus only if the Company completes a transaction. The Company is also considering changes to its broader-based compensation plans and benefits.

Amendments to the Stock Plan

On September 5, 2019, Revlon’s Board approved amendments to the Fourth Amended and Restated Revlon, Inc. Stock Plan: (1) to allow the Compensation Committee to delegate to Revlon’s Chief Executive Officer the authority to grant RSUs to the Company’s employees, other than its officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (i.e., the Company’s Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer & Controller); (2) to allow for accelerated vesting of equity awards upon a termination without cause; (3) to change the minimum vesting period for specified equity awards from three years to two years; and (4) to increase by 250,000 shares the number of shares of Revlon common stock that are not subject to the Stock Plan’s minimum vesting requirements.

Forward-Looking Statements

Statements and other information included in this Form 8-K that are not historical facts, including statements about the Company’s plans, strategies, beliefs and expectations, as well as certain estimates and assumptions used by the Company’s management, are forward-looking statements that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company does not undertake any obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in results of operations and liquidity; changes in general U.S. or international economic or industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the date hereof. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on preliminary or potentially inaccurate estimates and assumptions. Investors and prospective investors should not rely on forward-looking statements as predictions of future events. This forward-looking information should not be considered in isolation or as a substitute for the Company’s as reported financial results prepared in accordance with U.S. generally accepted accounting principles and should be read in conjunction with the Company’s financial statements and related footnotes filed with the SEC. The forward-looking statements in this Form 8-K include, without limitation, the Company’s beliefs, expectations and/or estimates about: (i) the determination to explore strategic transactions involving Revlon and third parties; (ii) the Company’s expectation that its President and Chief Executive Officer will receive a transaction bonus only if the Company completes a transaction; and (iii) the Company’s plans to consider changes to its broader-based compensation plans and benefits. Actual results may differ materially from such forward-looking statements for a number of reasons, including as a result of the disclosures and risks described in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during 2018 and 2019 (which may be viewed on the SEC’s website at http://www.sec.gov). Other important factors could also cause the Company’s actual results to differ materially from those indicated by these forward-looking statements, including, without limitation, risks and uncertainties relating to: (i) difficulties, delays in or the Company’s inability to successfully complete strategic transactions, in whole or in part, which could result in less than expected operating, financial and other benefits from such actions; (ii) changes in the circumstances or conditions regarding the CEO’s transaction bonus; and/or (iii) difficulties, delays in or the Company’s inability to change, in whole or in part, its broader-based compensation plans and benefits, which could results in higher than anticipated expenses and/or less than anticipated benefits. Factors other than those referred to above, including as described in the Company’s Form 10-Ks, Form 10-Qs and Form 8-Ks filed with the SEC in 2018 and 2019, could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial information and materials and any other statement or disclosure on, or made available through, the Company’s website or other websites referred to herein shall not be incorporated by reference into this Form 8-K unless specifically identified as such.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION

	By:	/s/ Michael T. Sheehan
Michael T. Sheehan
Senior Vice President, Deputy General Counsel and Secretary
September 9, 2019